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                            CONSENT OF ERNST & YOUNG
                              INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Registration Statement of our report dated January, 1994 with respect to the consolidated financial statements and schedules of Bancorp Hawaii, Inc. included in its Annual Report (form 10-K) for the year ended December 31, 1993, filed with the Securities and Exchange Commission.

                                          ERNST & YOUNG

Honolulu, Hawaii
July 26, 1994

                                EXHIBIT (23)(A)